EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 2-32692, 2-44774, 2-53426, 2-64613, 2-83433,
33-6194, 33-42202, 333-03169 and 333-107668) of Hartmarx Corporation of our
report dated June 17, 2005 relating to the financial statements of the Hartmarx Savings Investment and Stock Ownership Plan, which appears in this Form 11-K.





PricewaterhouseCoopers LLP

Chicago, Illinois
June 23, 2005


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